UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2023

CLEAN EARTH ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-1883984	87-1431377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12600 Hill Country Blvd., Building R, Suite 275

Bee Cave, Texas 78738

(Address of principal executive offices, including zip code)

(800) 508-1531

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, one right, and one-half of one redeemable warrant	CLINU	The Nasdaq Stock Market LLC

Class A common stock included as part of the units, par value $0.0001 per share	CLIN	The Nasdaq Stock Market LLC

Rights included as part of the units to acquire one-tenth (1/10) of one share of Class A common stock	CLINR	The Nasdaq Stock Market LLC

Warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	CLINW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry Into a Material Definitive Agreement.

In reference to and in accordance with the business combination agreement dated as of October 12, 2022, as amended (the “Business Combination Agreement”), to which Clean Earth Acquisitions Corp., a Delaware corporation (the “Company”) and Alternus Energy Group Plc, a public limited company incorporated under the laws of Ireland (“Alternus”) are parties, on May 25, 2023, the Company and Alternus executed a mutual written consent (the “Written Consent”) pursuant to which the Company and Alternus agreed, pursuant to Section 7.03(b) of the Business Combination Agreement, to extend the Termination Date (as defined in the Business Combination Agreement) to November 28, 2023. The foregoing description of the Written Consent is qualified in its entirety by reference to the full text of the Written Consent, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure contained in Item 5.07 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 25, 2023, the Company held a special meeting of stockholders (the “Special Meeting”), at which holders of 24,350,330 shares, composed of 16,683,663 Class A common stock, par value $0.0001 per share (“Class A Common Stock”), and 7,666,667 Class B common stock, par value $0.0001 per share (the “Class B Common Stock” together with the Class A Common Stock, the “Common Stock”), were present in person or by proxy, representing approximately 77.16% of the voting power of the 31,556,667 issued and outstanding Common Stock (“Outstanding Shares”) entitled to vote at the Special Meeting as of the close of business on April 20, 2023, which was the record date for the Special Meeting.

In connection with the Special Meeting, stockholders properly elected to redeem an aggregate of 14,852,437 Class A Common Stock at a redemption price of approximately $10.38 per share (the “Redemption”), for an aggregate redemption amount of approximately $154,152,327. Following the Redemption, approximately $84,562,944 will remain in the Company’s trust account (the “Trust Account”), not including any Extension Payments, as described below.

At the Special Meeting, the Company’s stockholders approved the proposal (the “Charter Amendment Proposal”) to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to give the Company the right to extend the date by which it has to consummate a business combination up to six times, from May 28, 2023 (the “Termination Date”) to November 28, 2023, composed of six one-month extensions (each an “Extension,” and the end date of each Extension, the “Extended Date”), by depositing into the Trust Account on the then-applicable Extended Date, for each Extension, the lesser of (i) $195,000 and (ii) $0.04 for each share of the Company’s Class A Common Stock not redeemed in connection with the Charter Amendment Proposal until November 28, 2023, or such earlier date as determined by the Board (assuming the Company’s business combination has not occurred) in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

As a result of the approval of the Charter Amendment Proposal, the Company’s sponsor (or one or more of its affiliates or third-party designees) (the “Sponsor”) exercised an Extension and will make a deposit (the “Extension Payment”) into the Trust Account on the Extended Date associated with each Extension in the amount of $195,000, which is the amount that is the lesser of (i) $195,000 and (ii) $0.04 for each share of the Company’s Class A Common Stock not redeemed in connection with the Charter Amendment Proposal. Each such Extension Payment will be made in exchange for a non-interest bearing, unsecured promissory note payable upon consummation of a business combination.

The following is a tabulation of the votes with respect to the Charter Amendment Proposal, which was approved by the Company’s stockholders:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
22,744,056	1,606,068	206

Additionally, the Company’s stockholders approved a second proposal (the “Trust Amendment Proposal”) to amend the Investment Management Trust Agreement, dated February 23, 2022, between the Company and American Stock Transfer & Trust Company (“AST” and such agreement the “Trust Agreement”) to change the initial date on which AST must commence liquidation of the Trust Account to the Extended Date, as applicable, or such later date as may be approved by our stockholders in accordance with the Charter, as it may be further amended or restated from time to time, if a letter of termination under the Trust Agreement is not received by AST prior to such date.

The following is a tabulation of the votes with respect to the Trust Amendment Proposal, which was approved by the Company’s stockholders:

Common Stock Votes For	Common Stock Votes Against	Common Stock Abstentions
22,744,061	1,606,069	200

On May 26, 2023, the Company filed a Certificate of Amendment of the Charter with the Secretary of State of the State of Delaware (the “Charter Amendment”) to reflect the Charter Amendment Proposal and address any scriveners or typographical errors. The foregoing description of the Charter Amendment is qualified in its entirety by reference to the full text of the Charter Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

On May 26, 2023, the Company and AST entered into the Amendment to the Investment Management Trust Agreement (the “Trust Amendment”) to reflect the Trust Amendment Proposal and address any scriveners or typographical errors. The foregoing description of the Trust Amendment is qualified in its entirety by reference to the full text of the Trust Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Title
2.1	Written Consent Pursuant to the Business Combination Agreement
3.1	Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of Clean Earth Acquisitions Corp.
10.1	Amendment to the Investment Management Trust Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Clean Earth Acquisitions Corp.

	By:	/s/ Aaron T. Ratner
		Name:	Aaron T. Ratner
		Title:	Chief Executive Officer

Dated: May 30, 2023